SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 14, 2003

Date of Report (Date of earliest event reported)
Wabash National Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction	1-10883 (Commission	52-1375208 (IRS Employer
of incorporation)	File No.)	Identification No.)

1000 Sagamore Parkway South, Lafayette, Indiana (Address of principal executive offices)	47905 (Zip Code)

Registrant’s telephone number, including area code:
(765) 771-5310

Not applicable

(Former name or former address, if changed since last report)

Exhibit Index on Page 4

SIGNATURES
EXHIBIT INDEX
Wabash National Corporation Presentation

Item 9. Regulation FD Disclosure.

     On May 14, 2003, Wabash National Corporation is making the presentation attached hereto as Exhibit 99.1 and incorporated herein by reference at the Bear Sterns Global Transport and Logistics Conference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WABASH NATIONAL CORPORATION

Date: May 14, 2003	By:	/s/ MARK R. HOLDEN Mark R. Holden
Senior Vice President and
Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Wabash National Corporation Presentation at the Bear Sterns Global Transport and Logistics Conference dated May 14, 2003